Supplement to the
Fidelity® Select Portfolios®
Consumer Discretionary Sector
April 29, 2014
Prospectus

The following information replaces similar information for Consumer Discretionary Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 10.

Peter Dixon (portfolio manager) has managed the fund since July 2014.

The following information replaces similar information for Retailing Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 19.

Peter Dixon (co-manager) has managed the fund since April 2010.

Deena Friedman(co-manager) has managed the fund since July 2014.

The following information replaces the biographical information for Gordon Scott found in the "Fund Management" section on page 30.

Peter Dixon is portfolio manager of Consumer Discretionary Portfolio, which he has managed since July 2014. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dixon has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Peter Dixon found in the "Fund Management" section on page 30.

Peter Dixon is co-manager of Retailing Portfolio, which he has managed since April 2010. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dixon has worked as a research analyst and portfolio manager.

The following information supplements the biographical information found in the "Fund Management" section on page 30.

Deena Friedman is co-manager of Retailing Portfolio, which she has managed since July 2014. Since joining Fidelity Investments in 2006, Ms. Friedman has worked as a research analyst and portfolio manager.

SELCON-14-03  July 18, 2014
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